SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                 March 25, 2004
 -------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



 Delaware                  0-28538                    13-5630895
--------------------------------------------------------------------------------
(State or other           (Commission                (IRS Employer
 jurisdiction of           File Number)               Identification
 incorporation)                                       Number)



                   1999 Broadway, Suite 4300, Denver, CO 80202
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (303) 296-5600
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              (Registrant's telephone number, including area code)


                                 Not Applicable
 -------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5: Other Events

     On March 25, 2004 the Registrant issued the press release attached hereto as Exhibit 99.1 which is incorporated herein by reference. The press release relates to an announcement by Registrant that it is resuming payment of the deferred dividends and interest on its Convertible Preferred Securities and that its Board of Directors has approved a split of the Registrant's common stock and approved an amendment of the Registrant's Certificate of Incorporation to increase the number of authorized shares of capital stock.

Item 7:       Financial Statements, Pro Forma Financial Information and Exhibits

        (c)   Exhibits

              Item No.  Exhibit List
              --------  --------------------------------------------------------

              99.1      Press Release dated March 25, 2004 issued by Registrant

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 TITANIUM METALS CORPORATION
                                 (Registrant)




                                 By: /s/ Matthew O'Leary
                                     ----------------------------------------
                                      Matthew O'Leary
                                      Corporate Attorney and Assistant Secretary


Date: March 24, 2004

                                                                   EXHIBIT 99.1


                                  PRESS RELEASE

FOR IMMEDIATE RELEASE:                               CONTACT:

Titanium Metals Corporation                          Bruce P. Inglis
1999 Broadway, Suite 4300                            Vice President - Finance
Denver, Colorado 80202                                 and Corporate Controller
                                                     (303) 296-5600



          TIMET ANNOUNCES PAYMENT OF DEFERRED DIVIDENDS AND INTEREST ON
                        CONVERTIBLE PREFERRED SECURITIES
                             AND 5-FOR-1 STOCK SPLIT


     DENVER, COLORADO . . . March 24, 2004 . . . Titanium Metals Corporation ("TIMET" or the "Company") (NYSE: TIE) announced today that its Board of Directors has approved resumption of scheduled quarterly payments of dividends on its outstanding 6.625% Convertible Preferred Securities with the next scheduled payment on June 1, 2004 to holders of record as of May 15, 2004. The Company's Board also approved payment on April 15, 2004 of all previously deferred dividends and accrued interest on the Convertible Preferred Securities to holders of record as of April 5, 2004.

     TIMET also announced that its Board of Directors has approved a split of TIMET's common stock, $.01 par value per share, at a ratio of five new shares for each old share. In order to effect the split, the Company's Board has also approved the amendment of TIMET's Certificate of Incorporation to increase the number of authorized shares of capital stock.

     The Company will submit the proposal to amend its Certificate of Incorporation to increase the authorized capital stock to its stockholders for approval at the 2004 Annual Meeting of Stockholders, currently scheduled for May 21, 2004. Subject to stockholder approval of the amendment of the Company's Certificate of Incorporation and the approval of a Supplemental Listing Application by the New York Stock Exchange, the stock split will be effected by means of a dividend of four shares of TIMET's Common stock for each issued and outstanding share of Common Stock. Upon satisfaction of the NYSE listing requirements, the effective date of the stock split will be announced. The definitive date, time and place of the Company's Annual Meeting will be included in the Company's Notice of Annual Meeting of Stockholders and Proxy Statement.

     TIMET, headquartered in Denver, Colorado, is a leading worldwide producer of titanium metal products. Information on TIMET is available on the internet at http://www.timet.com/.


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